LEGG MASON PARTNERS INCOME FUNDS

Legg Mason Partners Diversified Strategic Income Fund

Supplement dated May 10, 2006 to Prospectus dated November 28, 2005

LEGG MASON PARTNERS CORE PLUS BOND FUND INC.

Supplement dated May 10, 2006 to Prospectus dated November 28, 2005

The following information supplements and supersedes any contrary information contained in the Prospectus under the caption “Management”:

Effective April 28, 2006, Citigroup Asset Management Limited, an affiliate of the fund’s manager that provides sub-advisory services in connection with the fund’s transactions in currencies and non-U.S.-dollar denominated debt securities of non-U.S. issuers, changed its name to Legg Mason International Equities Limited.

FD 03402